UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
May 4, 2006
Carmike Cinemas, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-14993	58-1469127

(State or Other	(Commission	(IRS Employer
Jurisdiction	File Number)	Identification Number)
of Incorporation)

1301 First Avenue, Columbus, Georgia	31901

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (706) 576-3400
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.      Results of Operations and Financial Condition.
     The information discussed under Item 7.01 under the caption “Theatre Performance” is incorporated herein by reference in its entirety.
Item 7.01.      Regulation FD Disclosure.
     On May 4, 2006, Soleil Securities Group, Inc. issued an analyst report based, in part, on a conversation with management of Carmike Cinemas, Inc. (the “Company”) that covered the following topics:
•	the status of the Company’s ongoing lease accounting review and the anticipated timing for filing the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 (the “2005 Form 10-K”);
•	the Company’s ongoing discussions with The Nasdaq Stock Market, Inc. (“Nasdaq”) regarding the listing of the Company’s common stock;
•	theatre performance to-date for 2006; and
•	the Company’s expectations with respect to July performance.
This Current Report on Form 8-K summarizes the substance of those discussions and clarifies certain statements made in the analyst’s report.
Status of Lease Accounting Review and Timing for Filing 2005 Form 10-K and First Quarter Form 10-Q
     In its April 17, 2006 announcement, the Company indicated that it was reviewing 35 capital leases and 100 of the 183 operating leases that were in effect as of December 31, 2005 to determine whether these leases were properly accounted for at the date of inception or subsequent modification. (The number of operating leases under review was subsequently increased to approximately 120 operating leases.) Management and the Company’s external accounting advisor have completed their initial review of the 35 capital leases. In addition, the Company determined that only approximately 40 of the 120 operating leases required further review. To date, the Company has substantially completed its review of approximately half of the approximately 40 operating leases, and its review of the remaining operating leases is progressing.
     The Company has provided its initial analysis of the 35 capital leases to its independent auditor and anticipates that it will be in a position to provide information with respect to all of the operating leases to its independent auditor in the next week or so. As previously disclosed, these lease accounting issues are highly technical and the Company, with the assistance of its external accounting advisors, is working to complete this process as soon as possible.
     Management continues to believe that any potential changes due to these lease accounting issues will not have a material impact on the net cash flows of the business. However, due to the highly technical nature of the lease accounting issues there can be no assurance as to the ultimate accounting impact. As previously disclosed, the resolution of these issues likely will require the Company to restate financial statements for certain prior periods.
     The Company continues to work diligently to complete its financial statements, audit, and evaluation of internal control over financial reporting for 2005 and file its 2005 Form 10-K promptly upon completion. However, management cannot currently estimate the exact filing date of the 2005 Form 10-K and the first quarter Form 10-Q. The Company will file its Form 10-Q for the first quarter of 2006 subsequent to the filing of the 2005 Form 10-K.
Update on Nasdaq Delisting Proceedings
     On March 31, 2006, the Company announced that it received a notice dated March 28, 2006 from Nasdaq indicating that because Nasdaq had not received the Company’s 2005 Form 10-K, the Company is no longer in compliance with Nasdaq Marketplace Rule 4310(c)(14). On April 27, 2006, the Company appealed Nasdaq’s determination to delist the Company’s common stock at a hearing before the Nasdaq Listing Qualifications Panel. The Company’s common stock will remain listed pending the results of the appeal. The Company expects a decision from the Nasdaq panel on or prior to May 27, 2006. While the Company is optimistic that Nasdaq will grant the Company’s request for an extension to file its 2005 Form 10-K, there can be no assurance that the Panel will grant the Company’s request. Further, if the Panel does not grant an extension or the Company is unable to comply with any extended deadline, the Company’s common stock will be delisted from the Nasdaq National Market.
Theatre Performance
     The Company believes that performance of the Company’s theatres has generally matched the performance of the industry in 2006.
July Performance
     Management believes that the Company in July 2006 could see the most significant year-over-year gain of any month in 2006 to date, reflecting the strong slate of movies for July 2006 and the disappointing performance of some of last year’s expected blockbusters.
     This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. Statements that are not historical facts, including statements about our beliefs and expectations, are forward-looking statements. Forward-looking statements include statements preceded by, followed by or that include the words, “believes,” “expects,” “anticipates,” “plans,” “estimates” or similar expressions. Forward-looking statements are only predictions and are not guarantees of performance. Examples of forward-looking statements in this Current Report on Form 8-K include our expectations with regard to the timing for completion of our lease accounting review and the filing of our periodic reports with the SEC, the outcome of our Nasdaq delisting hearing and theatre and movie performance. These statements are based on beliefs and assumptions of our management, which in turn are based on currently available information. The forward-looking statements also involve risks and uncertainties, which could cause actual results to differ materially from those contained in any forward-looking statement. Many of these factors are beyond our ability to control or predict. Important factors that could cause actual results to differ materially from those contained in any forward-looking statement include:
•	our ability to timely resolve the accounting issues that have delayed the filing of our 2005 Form 10-K;
•	our ability to comply with covenants contained in our credit agreement and senior subordinated notes;
•	our ability to maintain our Nasdaq listing;
•	our ability to operate at expected levels of cash flow through the second quarter of 2006;
•	the availability of suitable motion pictures for exhibition in our markets;
•	competition in our markets;
•	competition with other forms of entertainment;
•	the effect of our leverage on our financial condition; and
•	other factors, including the risk factors previously disclosed in our Annual Report on Form 10-K Amendment No. 2, for the year ended December 31, 2004 under the caption “Risk Factors.”
     We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. Further, forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARMIKE CINEMAS, INC.

Date: May 4, 2006	By:	/s/ Lee Champion

Lee Champion Senior Vice President, General Counsel and Secretary

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